                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   May 1, 2007
                                -----------------
                Date of Report (Date of earliest event reported)

                        VASO ACTIVE PHARMACEUTICALS, INC.

             (Exact name of registrant as specified in its charter)

               Delaware                              02-0670926
               --------                              ----------
     (State or other jurisdiction                  (IRS Employer
           of incorporation)                     Identification No.)

                                    001-31925
                                    ---------
                              (Commission File No.)

                 99 Rosewood Drive, Suite 260, Danvers, MA 01923
                 -----------------------------------------------
           (Address of principal executive offices including zip code)

                                 (978) 750-1991
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is being filed by Vaso Active Pharmaceuticals, Inc., a Delaware corporation (the "Company"), in connection with the events described below.

SECTION 2 - Financial Information

ITEM 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

In August 2005, Vaso Active Pharmaceuticals, Inc. (the "Company") sold $2,500,000 in aggregate principal amount of Senior Secured Convertible Notes due May 1, 2007 (the "Notes") to independent institutional investors. The Notes bear interest, payable quarterly, at the six month LIBOR plus 6.0% (11.29% at December 31, 2006) with a floor of 10.0% and a ceiling of 12.0%. As part of the agreement, the Company placed $437,000 into escrow on the issue date of the Notes for the purpose of funding substantially all of the interest payments due under the Notes until the maturity date, which amounts have been paid to the holders of the Notes. The Notes are secured by substantially all of the Company's assets and rank senior to all corporate indebtedness.

On May 1, 2007, the Company failed to pay the principal amount outstanding under the Notes. Under the terms of the Notes, this may be deemed to be an Event of Default, which gives the holders of the Notes the right to require the Company to repurchase the notes at 115% of the outstanding principal and interest (or, if greater, 115% of the value of the shares that such holder could receive upon conversion of the Notes, based on a five day trading average price). In addition, the default rate of interest on any unpaid amounts is 18%. In addition, Iroquois Master Fund, L.P. ("Iroquois"), as collateral agent for the purchasers of the Notes, may assert its rights under the Security Agreement, dated August 16, 2005, among the Company, Iroquois and the purchasers of the Notes. No notices of default or potential actions have been delivered to the Company by Iroquois or any holder of Notes at this time.

The Company has been in discussions with representatives of Iroquois regarding the terms of a possible restructuring of these obligations, but no agreements have been reached.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict. Because such statements involve risks and uncertainties, the actual ability of the Company to meet its debt obligations may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here; however, readers should review carefully reports of documents the Company files periodically with the SEC.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  VASO ACTIVE PHARMACEUTICALS, INC.


                                  By: /s/Joseph Frattaroli
                                      ----------------------------
                                      Joseph Frattaroli

                                  Title: Acting Chief Executive Officer,
                                         President and Chief Financial Officer


Dated: May 2, 2007